--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2004

IMH ASSETS CORP. (as depositor under a Series 2004-6 Indenture, dated as of June 29, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2004-6)

                                IMH Assets Corp.
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                 333-113187                   33-0705301
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)

    1401 Dove Street
Newport Beach, California
  (Address of Principal                                             92660
    Executive Offices)                                            (Zip Code)

Registrant's telephone number, including area code, is (949) 475-3600

--------------------------------------------------------------------------------

Item 2.  Acquisition or Disposition of Assets.

      For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits:

      Exhibit No.       Description
      -----------       -----------

      3.1 Amended and Restated Trust Agreement, dated as of June 29, 2004, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, N.A., as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2004-6.

      Exhibit No.       Description
      -----------       -----------

      3.1 Grantor Trust Agreement, dated as of June 29, 2004, between IMH Assets Corp., as Depositor and Wells Fargo Bank, N.A., as Grantor Trustee, Grantor Trust Certificates, Series 2004-6.

      Exhibit No.       Description
      -----------       -----------

      4.1 Indenture, dated as of June 29, 2004, between Impac CMB Trust Series 2004-6 as Issuer and Wells Fargo Bank, N.A., as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2004-6. (In accordance with Rule 202 of Regulation S-T, Exhibit B, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

      Exhibit No.       Description
      -----------       -----------

      99.1 Servicing Agreement, dated as of June 29, 2004, among Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2004-6, as Issuer and Wells Fargo Bank, N.A., as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2004-6. (In accordance with Rule 202 of Regulation S-T, Exhibit A, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              IMH ASSETS CORP.


                                              By: /s/ Richard J. Johnson
                                                  ------------------------------
                                              Name:  Richard J. Johnson
                                              Title: Chief Financial Officer

Dated: July 14, 2004

                                  EXHIBIT INDEX

            Sequentially
Exhibit     Numbered
Number      Description
------      -----------

3.1 Amended and Restated Trust Agreement, dated as of June 29, 2004, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, N.A., as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2004-6.

3.1 Grantor Trust Agreement, dated as of June 29, 2004, between IMH Assets Corp., as Depositor and Wells Fargo Bank, N.A., as Grantor Trustee, Grantor Trust Certificates, Series 2004-6.

4.1 Indenture, dated as of June 29, 2004, between Impac CMB Trust Series 2004-6 as Issuer and Wells Fargo Bank, N.A., as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2004-6. (In accordance with Rule 202 of Regulation S-T, Exhibit B, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

99.1 Servicing Agreement, dated as of June 29, 2004, among Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2004-6, as Issuer and Wells Fargo Bank, N.A., as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2004-6. (In accordance with Rule 202 of Regulation S-T, Exhibit A, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)